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                                                                    EXHIBIT 10


                                                            Board of Directors
                                                            Page 1
                                                            April 6, 1995

                                                            February 22, 1995





Board of Directors
The Kenwood Funds
77 West Washington Street
Chicago, Illinois 60602


                 RE: Registration of Shares Beneficial Interest under Securities Act of 1933 and Investment
                          Company Act of 1940

Dear Ladies and Gentlemen:

         We have acted as counsel to The Kenwood Funds, a Delaware business trust (the "Trust"), in connection with the preparation and filing with the Securities and Exchange Commission (the "Commission") of a registration statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the registration, pursuant to Commission Rule 24f-2(a)(1), of an indefinite number of shares of the Trust's Shares of Beneficial Interest (the "Shares").

         In this regard, we have examined originals or copies of (i) the Declaration of Trust and Bylaws of the Trust, and (ii) resolutions of the Board of Trustees and such other documents and Trust records as we have deemed appropriate for purposes of rendering this opinion.

         Based upon the foregoing, we are of the opinion that (i) the Shares have been duly authorized, and (ii) the Shares, when issued by the Trust in the manner set forth in the Registration Statement, will be legally issued, fully paid, and non-assessable.

         We consent to the use of this opinion as an exhibit to the Registration Statement and to the references to our name in the prospectus and statement of additional information included in the Registration Statement.

                              Very truly yours,
                              D'ANCONA & PFLAUM





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                                                            Board of Directors
                                                            Page 2
                                                            April 6, 1995




                                                   By: /s/Arthur Don
                                                       -----------------------
                                                        Arthur Don, Partner




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